UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
October 30, 2007
(Date of Earliest Event Reported)
West Corporation
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-21771	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)
11808 Miracle Hills Drive, Omaha, Nebraska 68154
(Address of principal executive offices)
Registrant’s telephone number, including area code: (402) 963-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On October 30, 2008, West Corporation (the “Company”) and IPC Systems, Inc. (“IPC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which the Company agreed to purchase all of the outstanding equity of IPC Information Systems Holdings, Inc.
On November 5, 2008, the Company and IPC issued a joint press release announcing the execution of the Stock Purchase Agreement which is attached hereto as Exhibit 99.1. The information contained in the press release is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated as of November 5, 2008, issued by West Corporation and IPC Systems, Inc. announcing the execution of the Stock Purchase Agreement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2008	WEST CORPORATION
	By:	/s/ Paul M. Mendlik
Paul M. Mendlik
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated as of November 5, 2008, issued by West Corporation and IPC Systems, Inc. announcing the execution of the Stock Purchase Agreement.

4